EXHIBIT 10.4


United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois  60666


Subject:     Side Letter Agreement to Letter Agreement
             No. 6-1162-DLJ-1123 to Purchase Agreement No.
             1663 - [*CONFIDENTIAL MATERIAL OMITTED AND
             FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
             COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
             TREATMENT] ; Termination Of Side Letter


Gentlemen:

Reference is made to Letter Agreement No. 6-1162-DLJ-1123 (the "Letter Agreement") to Purchase Agreement No. 1663 (as previously amended and supplemented, including all previously executed letter agreements, the "Purchase Agreement") among The Boeing Company ("Boeing"), United Air Lines, Inc. ("United") and United Worldwide Corporation ("Worldwide") relating to the sale by Boeing and the purchase by United and Worldwide (collectively the "Buyer") of Model 777 aircraft.

This letter amendment (this "Letter Amendment"), when accepted by Buyer, will become part of the Letter Agreement and part of the Purchase Agreement, and will evidence our further agreement with respect to the matters net forth below.

All terms used herein and in the Letter Agreement, and not defined herein, shall have the same meaning as in the Letter Agreement. If there is any inconsistency between the terms of this Letter Amendment and the Letter Agreement or the Purchase Agreement, the terms of this Letter Amendment will govern.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


3.   [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT] United and Boeing hereby agree that the Letter Agreement will be terminated.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO THIS 8th day of June, 1995.

THE BOEING COMPANY               UNITED AIRLINES INC.

By:  /s/ R.C. Nelson             By:  /s/ D.A. Hacker

Its:  Attorney-in-Fact           Its:  Senior Vice President &
                                       Chief Financial Officer


UNITED WORLDWIDE CORPORATION


By: /S/ R.C. Nelson

Its:  Attorney-in-Fact